CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD $)	3 Months Ended		39 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Income Statement [Abstract]
Revenue	$ 103,123	$ 88,368	$ 925,864
Cost of sales	95,854	82,533	900,214
Gross profit	7,269	5,835	25,650
General and administrative expenses	680,642	400,132	6,646,014
Operating (loss)	(673,373)	(394,297)	(6,620,364)
Interest expense	(31,090)	(22,007)	(205,741)
Interest income	11	15	166
Net (loss)	$ (704,452)	$ (416,289)	$ (6,825,939)
Weighted average common shares outstanding - basic and diluted (in shares)	24,416,937	23,812,824
Net (loss) per common share - basic and diluted (in dollars per share)	$ (0.03)	$ (0.02)